UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-10555

Registrant Name:	PIMCO Corporate & Income Strategy Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	October 31, 2018

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.9% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 4.6%
Alphabet Holding Co., Inc.
5.802% (LIBOR03M + 3.500%) due 09/26/2024 ~		$99	$95
Altice France S.A.
6.280% (LIBOR03M + 4.000%) due 08/14/2026 ~		300	296
Avantor, Inc.
6.302% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
CenturyLink, Inc.
5.052% (LIBOR03M + 2.750%) due 01/31/2025 ~		349	345
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~		1,438	1,411
Concordia International Corp.
7.781% (LIBOR03M + 5.500%) due 09/06/2024 ~		1,500	1,474
Diamond Resorts International
6.052% (LIBOR03M + 3.750%) due 09/02/2023 ~		349	341
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		496	465
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎		100	100
Envision Healthcare Corp.
6.052% (LIBOR03M + 3.750%) due 10/10/2025 ~		500	491
Financial & Risk U.S. Holdings, Inc.
6.052% (LIBOR03M + 3.750%) due 10/01/2025 ~		600	596
Forbes Energy Services LLC
9.000% - 14.000% due 04/13/2021		155	156
Forest City Enterprises LP
TBD% due 10/24/2025		100	101
FrontDoor, Inc.
4.813% (LIBOR03M + 2.500%) due 08/14/2025 «~		20	20
Frontier Communications Corp.
6.060% (LIBOR03M + 3.750%) due 06/15/2024 ~		594	576
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		14,300	10,400
IRB Holding Corp.
TBD% due 02/05/2025		840	840
TBD% (LIBOR03M + 3.250%) due 02/05/2025 ~		100	100
McDermott Technology Americas, Inc.
7.302% (LIBOR03M + 5.000%) due 05/10/2025 ~		1,053	1,046
Messer Industrie GmbH
TBD% due 10/01/2025		100	100
MH Sub LLC
6.030% (LIBOR03M + 3.750%) due 09/13/2024 ~		119	119
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~		200	196
Multi Color Corp.
4.302% (LIBOR03M + 2.000%) due 10/31/2024 ~		16	16
Neiman Marcus Group Ltd.
5.531% (LIBOR03M + 3.250%) due 10/25/2020 ~		2,608	2,379
Parexel International Corp.
5.052% (LIBOR03M + 2.750%) due 09/27/2024 ~		99	98
PetSmart, Inc.
5.280% (LIBOR03M + 3.000%) due 03/11/2022 ~		80	68
Ply Gem Industries, Inc.
6.175% due 04/12/2025		40	40
Sequa Mezzanine Holdings LLC
7.389% - 7.408% (LIBOR03M + 5.000%) due 11/28/2021 «~		217	214
11.520% (LIBOR03M + 9.000%) due 04/28/2022 «~		90	89
Sprint Communications, Inc.
4.813% (LIBOR03M + 2.500%) due 02/02/2024 ~		1,576	1,575
Starfruit Finco BV
3.750% due 10/01/2025 ~	EUR	200	229
5.770% (LIBOR03M + 3.250%) due 10/01/2025 ~		$200	200
Syniverse Holdings, Inc.
7.280% (LIBOR03M + 5.000%) due 03/09/2023 ~		20	20
Verifone Systems, Inc.
6.322% (LIBOR03M + 4.000%) due 08/20/2025 ~		100	100
Verscend Holding Corp.
6.802% (LIBOR03M + 4.500%) due 08/27/2025 ~		150	151
West Corp.
6.302% - 6.527% (LIBOR03M + 4.000%) due 10/10/2024 ~		32	32
Westmoreland Coal Co.
TBD% due 12/16/2020 ^«(e)∎		955	382

4.076% - 10.562% (LIBOR03M + 8.250%) due 05/21/2019 ~		1,499	1,529

Total Loan Participations and Assignments (Cost $29,769)			26,440

CORPORATE BONDS & NOTES 49.9%
BANKING & FINANCE 26.0%
AGFC Capital Trust
4.186% (US0003M + 1.750%) due 01/15/2067 ~		2,300	1,207
Ally Financial, Inc.
8.000% due 11/01/2031 (n)		6,184	7,463
Ambac LSNI LLC
7.396% due 02/12/2023 •		473	480
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	10,537	12,653
Athene Holding Ltd.
4.125% due 01/12/2028		$52	48
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		175	175
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		124	119
5.000% due 04/20/2048		72	64
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	600	698
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		4,300	1,485
Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)		500	582
Barclays PLC
3.250% due 01/17/2033	GBP	200	230
6.500% due 09/15/2019 •(j)(k)	EUR	2,200	2,570
7.250% due 03/15/2023 •(j)(k)	GBP	6,300	8,280
7.750% due 09/15/2023 •(j)(k)		$800	800
8.000% due 12/15/2020 •(j)(k)	EUR	2,100	2,607
Blackstone CQP Holdco LP
6.000% due 08/18/2021		$900	903
6.500% due 03/20/2021		4,900	4,936
Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(j)		70	67
Brookfield Finance, Inc.
3.900% due 01/25/2028		88	82
4.700% due 09/20/2047		196	180
Cantor Fitzgerald LP
6.500% due 06/17/2022		8,000	8,418
CBL & Associates LP
5.950% due 12/15/2026		20	17
Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(n)		830	860
Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		200	204
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,657	1,781
EPR Properties
4.750% due 12/15/2026 (n)		$3,100	2,997
Equinix, Inc.
2.875% due 03/15/2024	EUR	100	115
2.875% due 02/01/2026		100	111
Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (n)		$3,500	3,642
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		260	256
6.750% due 03/15/2022 (n)		332	341
Freedom Mortgage Corp.
8.250% due 04/15/2025		61	57
GLP Capital LP
5.250% due 06/01/2025		20	20
GSPA Monetization Trust
6.422% due 10/09/2029		3,533	3,977
HSBC Bank PLC
6.330% due 05/18/2023 (c)		5,800	5,804
HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)	GBP	200	254
6.000% due 09/29/2023 •(j)(k)	EUR	3,193	3,955
6.500% due 03/23/2028 •(j)(k)		$480	451
Hunt Cos., Inc.
6.250% due 02/15/2026		24	22
Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021		6,420	6,468
iStar, Inc.
4.625% due 09/15/2020		13	13
5.250% due 09/15/2022		48	47
Jefferies Finance LLC
6.875% due 04/15/2022		1,000	1,007
7.375% due 04/01/2020 (n)		2,100	2,131
7.500% due 04/15/2021		1,444	1,458

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		66	64
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(k)		300	302
7.625% due 06/27/2023 •(j)(k)	GBP	2,166	2,945
7.875% due 06/27/2029 •(j)(k)		1,500	2,143
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (n)		$6,100	6,165
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	199
MetLife, Inc.
5.875% due 03/15/2028 •(j)		8	8
Nationstar Mortgage LLC
6.500% due 07/01/2021		712	713
Nationwide Building Society
10.250% ~(j)	GBP	34	6,486
Navient Corp.
5.625% due 08/01/2033		$686	561
6.500% due 06/15/2022		78	79
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,496	1,515
Provident Funding Associates LP
6.375% due 06/15/2025		27	27
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)		3,070	3,128
8.000% due 08/10/2025 •(j)(k)		6,390	6,610
8.625% due 08/15/2021 •(j)(k)		2,700	2,845
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)	GBP	3,795	4,965
7.375% due 06/24/2022 •(j)(k)		3,520	4,686
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		$200	177
7.375% due 10/04/2023 •(j)(k)		600	584
Spirit Realty LP
4.450% due 09/15/2026 (n)		1,600	1,520
Springleaf Finance Corp.
5.625% due 03/15/2023		1,200	1,170
6.125% due 05/15/2022		656	663
6.875% due 03/15/2025		93	89
8.250% due 10/01/2023		170	183
Tesco Property Finance PLC
7.623% due 07/13/2039	GBP	409	711
TP ICAP PLC
5.250% due 01/26/2024		2,939	3,606
Unigel Luxembourg S.A.
10.500% due 01/22/2024		$560	577
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,361	4,748
6.542% due 03/30/2021		1,047	1,405
WeWork Cos., Inc.
7.875% due 05/01/2025		$72	66

			148,975

INDUSTRIALS 19.5%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		24	23
Altice Financing S.A.
6.625% due 02/15/2023 (n)		2,300	2,282
7.500% due 05/15/2026 (n)		1,600	1,508
Altice France S.A.
7.375% due 05/01/2026 (n)		5,340	5,146
Associated Materials LLC
9.000% due 01/01/2024		774	783
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		1,400	1,414
Caesars Resort Collection LLC
5.250% due 10/15/2025		8	7
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		20	20
Charter Communications Operating LLC
4.200% due 03/15/2028		134	126
Chesapeake Energy Corp.
5.686% (US0003M + 3.250%) due 04/15/2019 ~		115	116
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		640	653
7.625% due 03/15/2020		3,470	3,479
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		32	31
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		5,274	5,023
6.250% due 03/31/2023 (n)		6,305	5,822
8.625% due 01/15/2024		633	642
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		515	544

CSN Islands Corp.
6.875% due 09/21/2019 (n)		200	200
CSN Resources S.A.
6.500% due 07/21/2020		1,322	1,292
Diamond Resorts International, Inc.
7.750% due 09/01/2023		694	714
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		4,100	4,223
Exela Intermediate LLC
10.000% due 07/15/2023 (n)		117	122
Ferroglobe PLC
9.375% due 03/01/2022		1,550	1,626
First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,414	1,239
6.875% due 03/01/2026		1,558	1,352
7.000% due 02/15/2021		582	570
Ford Motor Co.
7.700% due 05/15/2097 (n)		7,315	7,771
Fresh Market, Inc.
9.750% due 05/01/2023 (n)		5,650	4,153
Frontdoor, Inc.
6.750% due 08/15/2026		68	70
Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	5,911
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$297	281
General Electric Co.
5.000% due 01/21/2021 •(j)		273	252
HCA, Inc.
7.500% due 11/15/2095		1,200	1,197
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		131	128
iHeartCommunications, Inc.
9.000% due 09/15/2022 ^(e)		3,815	2,766
11.250% due 03/01/2021 ^(e)		375	270
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		86	83
Intelsat Jackson Holdings S.A.
7.500% due 04/01/2021		285	289
8.000% due 02/15/2024		44	46
8.500% due 10/15/2024		550	541
9.750% due 07/15/2025		115	121
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (n)		10,499	9,974
8.125% due 06/01/2023		1,121	947
International Game Technology PLC
6.250% due 01/15/2027		600	594
Kinder Morgan, Inc.
7.800% due 08/01/2031 (n)		3,580	4,355
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (n)		474	384
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		96	97
Metinvest BV
8.500% due 04/23/2026		1,000	955
Netflix, Inc.
4.625% due 05/15/2029	EUR	200	228
New Albertson’s LP
6.570% due 02/23/2028 (n)		$5,600	3,948
Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/30/2018 (h)(j)		345	8
0.000% due 12/03/2018 (h)(j)		407	9
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		342	328
Pacific Drilling First Lien Escrow Issuer Ltd.
8.375% due 10/01/2023		274	278
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		80	77
4.500% due 03/15/2023		159	152
5.250% due 08/15/2022		13	13
5.500% due 02/15/2024		36	36
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		200	195
Petroleos Mexicanos
6.500% due 03/13/2027		190	185
6.750% due 09/21/2047		50	43
PetSmart, Inc.
5.875% due 06/01/2025		108	85
Platin GmbH
6.875% due 06/15/2023	EUR	400	452
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$1,280	1,356
QVC, Inc.
5.450% due 08/15/2034		900	800
5.950% due 03/15/2043 (n)		3,682	3,296

Radiate Holdco LLC
6.875% due 02/15/2023		70	68
Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	200	227
6.250% due 05/15/2026		$150	149
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		8	8
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,504
Safeway, Inc.
7.250% due 02/01/2031		$1,345	1,335
Sands China Ltd.
4.600% due 08/08/2023		200	198
5.125% due 08/08/2025		200	196
5.400% due 08/08/2028		400	383
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		35	35
SoftBank Group Corp.
4.000% due 04/20/2023	EUR	4,600	5,420
Spirit Issuer PLC
3.500% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,259
6.582% due 03/28/2025		630	816
Sunoco LP
4.875% due 01/15/2023		$64	62
T-Mobile USA, Inc.
4.750% due 02/01/2028		19	18
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	186
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	351
Times Square Hotel Trust
8.528% due 08/01/2026		$1,517	1,747
Transocean Pontus Ltd.
6.125% due 08/01/2025		146	145
Triumph Group, Inc.
4.875% due 04/01/2021		106	100
5.250% due 06/01/2022		24	22
United Group BV
4.375% due 07/01/2022	EUR	100	117
4.875% due 07/01/2024		100	117
Univision Communications, Inc.
5.125% due 05/15/2023		$113	107
5.125% due 02/15/2025		541	496
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	190	213
Verscend Escrow Corp.
9.750% due 08/15/2026		$1,178	1,184
ViaSat, Inc.
5.625% due 09/15/2025		92	86
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	300	379
VOC Escrow Ltd.
5.000% due 02/15/2028		$54	51
WellCare Health Plans, Inc.
5.375% due 08/15/2026		80	80
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		5,765	2,277
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	211
2.750% due 01/20/2024 •		200	210

			111,388

UTILITIES 4.4%
AT&T, Inc.
4.900% due 08/15/2037 (n)		$358	329
5.450% due 03/01/2047		50	48
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		2,713	2,784
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,200	8,528
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		401	395
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		173	108
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,250	1,200
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		4,323	1,340
Petrobras Global Finance BV
5.999% due 01/27/2028		138	131
6.250% due 12/14/2026	GBP	4,800	6,396
6.625% due 01/16/2034		100	129
7.375% due 01/17/2027		$36	37
Rio Oil Finance Trust
8.200% due 04/06/2028		250	261

9.250% due 07/06/2024 (n)	2,601	2,787
9.250% due 07/06/2024	358	383
9.750% due 01/06/2027 (n)	187	203
9.750% due 01/06/2027	224	244

		25,303

Total Corporate Bonds & Notes (Cost $288,368)		285,666

CONVERTIBLE BONDS & NOTES 0.8%
INDUSTRIALS 0.8%
Caesars Entertainment Corp.
5.000% due 10/01/2024	994	1,421
DISH Network Corp.
3.375% due 08/15/2026	3,400	3,038

Total Convertible Bonds & Notes (Cost $5,255)		4,459

MUNICIPAL BONDS & NOTES 4.9%
CALIFORNIA 0.9%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037	1,220	1,324
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	3,400	3,534

		4,858

ILLINOIS 2.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	12,700	13,716
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	60	58
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	110	116
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	37
7.350% due 07/01/2035	20	22
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	270	255

		14,204

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	770	753

WEST VIRGINIA 1.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	44,400	2,553
7.467% due 06/01/2047	5,775	5,674

		8,227

Total Municipal Bonds & Notes (Cost $26,062)		28,042

U.S. GOVERNMENT AGENCIES 5.4%
Fannie Mae
3.000% due 02/25/2043 (a)	52,481	10,354
5.831% due 07/25/2029 •	850	922
8.031% due 07/25/2029 •	1,150	1,390
Freddie Mac
0.000% due 04/25/2045 - 02/25/2046 (b)(h)	8,983	7,968
0.100% due 02/25/2046 (a)	79,865	132
0.200% due 04/25/2045 (a)	5,683	4
6.139% due 11/25/2055 «~	8,144	4,892
9.831% due 12/25/2027 •	3,286	4,063
13.037% due 03/25/2025 •	728	1,005

Total U.S. Government Agencies (Cost $28,191)		30,730

NON-AGENCY MORTGAGE-BACKED SECURITIES 23.5%
Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^	3,559	3,261
6.000% due 01/25/2036 ^	100	97
Banc of America Funding Trust
6.000% due 07/25/2037 ^	297	280
Banc of America Mortgage Trust
3.899% due 03/25/2035 ~	76	75
6.000% due 03/25/2037 ^	313	296
BCAP LLC Trust
3.736% due 03/27/2036 ~	2,263	1,930
3.847% due 08/28/2037 ~	7,087	6,906

4.926% due 03/26/2037 Ø		839	873
6.244% due 07/26/2036 ~		1,602	1,655
Bear Stearns ALT-A Trust
2.781% due 01/25/2036 ^•		1,304	1,327
3.857% due 08/25/2036 ^~		852	577
3.921% due 11/25/2036 ^~		3,811	3,211
3.954% due 09/25/2047 ^~		6,183	5,081
4.259% due 09/25/2035 ^~		567	433
4.353% due 11/25/2035 ^~		5,302	4,989
Bear Stearns Commercial Mortgage Securities Trust
5.707% due 04/12/2038 ~		210	209
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 Ø		921	831
CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		7	5
CD Mortgage Trust
5.688% due 10/15/2048		7,740	3,984
Chase Mortgage Finance Trust
3.635% due 12/25/2035 ^~		10	9
6.000% due 07/25/2037 ^		840	694
Citigroup Mortgage Loan Trust
3.453% due 09/25/2037 ^~		1,330	1,159
3.585% due 04/25/2037 ^~		239	209
Commercial Mortgage Loan Trust
6.051% due 12/10/2049 ~		2,543	1,564
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		1,091	841
Countrywide Alternative Loan Trust
5.500% due 03/25/2035		291	218
5.750% due 01/25/2035		341	340
5.750% due 02/25/2035		382	368
5.750% due 03/25/2037 ^		708	612
6.000% due 02/25/2035		1,098	1,061
6.000% due 04/25/2036		1,099	833
6.000% due 02/25/2037 ^		5,665	3,839
6.000% due 04/25/2037 ^		1,190	879
6.000% due 07/25/2037 ^		160	157
6.250% due 12/25/2036 ^•		1,517	1,137
6.500% due 08/25/2036 ^		503	324
Countrywide Home Loan Mortgage Pass-Through Trust
3.826% due 09/20/2036 ^~		255	222
6.000% due 07/25/2037		1,609	1,273
Credit Suisse Mortgage Capital Certificates
4.261% due 10/26/2036 ~		7,415	5,034
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	135	151
GS Mortgage Securities Corp.
4.591% due 10/10/2032 ~		$5,300	4,739
GS Mortgage Securities Trust
5.622% due 11/10/2039		911	786
GSR Mortgage Loan Trust
4.105% due 08/25/2034 ~		314	304
5.500% due 05/25/2036 ^		299	427
6.000% due 02/25/2036 ^		2,548	1,988
HarborView Mortgage Loan Trust
2.762% due 01/19/2036 ^•		3,453	2,918
3.848% due 06/19/2036 ^~		6,842	4,803
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,395	2,162
Jefferies Resecuritization Trust
6.000% due 05/26/2036		12,783	9,999
JPMorgan Alternative Loan Trust
3.537% due 03/25/2037 ^~		1,544	1,475
6.000% due 12/25/2035 ^		1,733	1,674
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		1,071	868
JPMorgan Mortgage Trust
3.725% due 02/25/2036 ^~		2,319	1,963
4.009% due 04/25/2037 ~		8	8
4.090% due 01/25/2037 ^~		615	591
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		847	654
5.562% due 02/15/2040 ~		599	388
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		159	151
Lehman XS Trust
2.501% due 06/25/2047 •		2,018	1,834
MASTR Alternative Loan Trust
6.750% due 07/25/2036		1,772	1,203
Merrill Lynch Mortgage Investors Trust
3.554% due 03/25/2036 ^~		734	559
Motel 6 Trust
9.206% due 08/15/2019 •		7,732	7,864
Residential Accredit Loans, Inc. Trust
2.511% due 05/25/2037 ^•		168	124
4.807% due 12/26/2034 ^~		1,775	1,391

6.000% due 08/25/2036 ^		348	315
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031		124	122
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		2,715	1,752
6.250% due 09/25/2037 ^		2,670	1,810
6.250% due 06/25/2046 ~		1,276	1,213
Residential Funding Mortgage Securities, Inc. Trust
4.345% due 02/25/2037 ~		1,603	1,260
6.500% due 03/25/2032		146	149
Sequoia Mortgage Trust
3.748% due 07/20/2037 ^~		681	598
3.808% due 02/20/2047 ~		347	325
Structured Adjustable Rate Mortgage Loan Trust
3.752% due 11/25/2036 ^~		2,498	2,381
3.896% due 01/25/2036 ^~		2,243	1,711
3.963% due 03/25/2037 ^~		2,997	2,414
4.118% due 07/25/2036 ^~		8,117	7,234
4.201% due 07/25/2035 ^~		748	697
4.239% due 07/25/2036 ^~		481	387
Suntrust Adjustable Rate Mortgage Loan Trust
3.753% due 02/25/2037 ^~		337	304
3.792% due 04/25/2037 ^~		527	449
WaMu Mortgage Pass-Through Certificates Trust
3.473% due 02/25/2037 ^~		582	566
3.542% due 07/25/2037 ^~		415	345
3.803% due 10/25/2036 ^~		2,240	2,059
3.888% due 07/25/2037 ^~		970	902
Washington Mutual Mortgage Pass-Through Certificates Trust
2.786% due 05/25/2047 ^•		143	39
6.000% due 10/25/2035 ^		1,776	1,386
Wells Fargo Mortgage-Backed Securities Trust
3.920% due 07/25/2036 ^~		324	329
4.325% due 05/25/2036 ^~		55	57

Total Non-Agency Mortgage-Backed Securities (Cost $127,028)			134,621

ASSET-BACKED SECURITIES 21.6%
ACE Securities Corp. Home Equity Loan Trust
2.671% due 02/25/2036 •		26,049	18,221
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,677
Airspeed Ltd.
2.550% due 06/15/2032 •		$2,832	2,724
Apidos CLO
0.000% due 01/20/2031 ~		4,500	4,088
Argent Securities Trust
2.471% due 03/25/2036 •		3,816	2,346
Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	1,600	1,324
Bear Stearns Asset-Backed Securities Trust
2.421% due 10/25/2036 ^•		$4,506	4,784
6.500% due 10/25/2036 ^		346	266
Belle Haven ABS CDO Ltd.
2.658% due 07/05/2046 •		175,347	666
BlueMountain CLO Ltd.
7.886% due 04/13/2027 •		1,000	1,007
CARLYLE U.S. CLO Ltd.
0.000% due 07/20/2029 ~		1,895	1,614
Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(h)		7	3,414
CIFC Funding Ltd.
0.000% due 05/24/2026 ~		2,300	1,483
0.000% due 07/22/2026 ~		1,500	823
Citigroup Mortgage Loan Trust
2.447% due 12/25/2036 •		3,956	2,621
Countrywide Asset-Backed Certificates
2.421% due 06/25/2047 ^•		1,604	1,478
2.451% due 03/25/2037 •		1,754	1,697
First Franklin Mortgage Loan Trust
3.226% due 09/25/2035 •		3,608	2,835
3.256% due 05/25/2036 •		6,956	3,726
Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		8	1,776
Fremont Home Loan Trust
3.211% due 06/25/2035 ^•		6,000	5,725
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	424
Home Equity Mortgage Loan Asset-Backed Trust
2.441% due 07/25/2037 •		$10,345	6,804
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (h)		3,196	1,280
JPMorgan Mortgage Acquisition Trust
4.724% due 10/25/2030 ^Ø		5,700	4,318
Lehman XS Trust
5.170% due 08/25/2035 ^Ø		158	157

LNR CDO Ltd.
2.575% due 02/28/2043 •		5,106	3,216
Long Beach Mortgage Loan Trust
2.581% due 01/25/2036 •		4,572	4,123
Merrill Lynch Mortgage Investors Trust
2.441% due 04/25/2037 •		542	345
Morgan Stanley ABS Capital, Inc. Trust
2.431% due 06/25/2036 •		574	490
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^~		680	474
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.801% due 08/25/2035 •		5,000	4,668
4.051% due 10/25/2034 •		573	533
Residential Asset Mortgage Products Trust
3.481% due 01/25/2035 ^•		2,788	2,218
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		3	3,058
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	2,533
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	1,660
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,300	2,322
0.000% due 07/25/2040 «(h)		21	1,232
0.000% due 09/25/2040 (h)		1,718	1,106
Soundview Home Loan Trust
2.531% due 08/25/2037 •		2,000	1,888
South Coast Funding Ltd.
2.941% due 08/10/2038 •		10,175	2,036
Symphony CLO Ltd.
7.036% due 07/14/2026 •		2,000	1,997
Taberna Preferred Funding Ltd.
2.721% due 08/05/2036 ^•		7,660	6,951
2.721% due 08/05/2036 •		414	376
2.878% due 07/05/2035 •		5,742	5,455

Total Asset-Backed Securities (Cost $113,775)			123,959

SOVEREIGN ISSUES 4.2%
Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	3,970	2,531
3.375% due 01/15/2023		200	190
3.875% due 01/15/2022		200	203
5.250% due 01/15/2028		200	175
6.250% due 11/09/2047		100	84
7.820% due 12/31/2033		9,275	9,526
41.328% (BADLARPP) due 10/04/2022 ~	ARS	58	3
49.933% (BADLARPP + 3.250%) due 03/01/2020 ~		800	24
50.575% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		3,159	95
52.756% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		60,426	1,739
67.491% (ARLLMONP) due 06/21/2020 ~(a)		92,302	3,115
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,500	1,829
Peru Government International Bond
6.350% due 08/12/2028	PEN	2,700	830
Republic of Greece Government International Bond
3.000% due 02/24/2023 Ø	EUR	142	161
3.000% due 02/24/2024 Ø		142	160
3.000% due 02/24/2025 Ø		142	156
3.000% due 02/24/2026 Ø		142	155
3.000% due 02/24/2027 Ø		142	154
3.000% due 02/24/2028 Ø		142	153
3.000% due 02/24/2029 Ø		142	151
3.000% due 02/24/2030 Ø		142	149
3.000% due 02/24/2031 Ø		142	147
3.000% due 02/24/2032 Ø		142	144
3.000% due 02/24/2033 Ø		142	143
3.000% due 02/24/2034 Ø		142	138
3.000% due 02/24/2035 Ø		142	138
3.000% due 02/24/2036 Ø		142	135
3.000% due 02/24/2037 Ø		142	134
3.000% due 02/24/2038 Ø		142	133
3.000% due 02/24/2039 Ø		142	134
3.000% due 02/24/2040 Ø		142	132
3.000% due 02/24/2041 Ø		142	132
3.000% due 02/24/2042 Ø		142	132
4.750% due 04/17/2019		400	461
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$240	60
8.250% due 10/13/2024 ^(e)		28	7

9.250% due 09/15/2027 ^(e)		308	79

Total Sovereign Issues (Cost $29,480)			23,832

	SHARES
COMMON STOCKS 0.9%
CONSUMER DISCRETIONARY 0.7%
Caesars Entertainment Corp. (f)		466,592	4,008

ENERGY 0.0%
Forbes Energy Services Ltd. (f)(l)		11,400	57

FINANCIALS 0.2%
Ardonagh Group Ltd. «(l)		761,602	1,227

Total Common Stocks (Cost $6,646)			5,292

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		775,000	66

Total Warrants (Cost $0)			66

PREFERRED SECURITIES 2.1%
INDUSTRIALS 2.1%
Sequa Corp.
9.000% «		16,289	12,015

Total Preferred Securities (Cost $16,096)			12,015

REAL ESTATE INVESTMENT TRUSTS 1.6%
REAL ESTATE 1.6%
VICI Properties, Inc.		416,263	8,987

Total Real Estate Investment Trusts (Cost $5,426)			8,987

SHORT-TERM INSTRUMENTS 2.4%
REPURCHASE AGREEMENTS (m) 0.8%			4,613

SHORT-TERM NOTES 0.9%
Letras del Banco Central de la Republica Argentina
45.000% due 11/21/2018 (i)	ARS	2,053	56
46.250% due 11/21/2018 (i)		704	19
Ukraine Government International Bond
9.236% due 02/28/2019 (h)(i)		$5,400	5,322

			5,397

	PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.2%
0.176% due 12/28/2018 - 04/30/2019 (g)(h)	ARS	34,513	1,011

U.S. TREASURY BILLS 0.5%
2.317% due 01/10/2019 - 01/24/2019 (g)(h)(p)(r)		$3,132	3,116

Total Short-Term Instruments (Cost $13,991)			14,137

Total Investments in Securities (Cost $690,087)			698,246

Total Investments 121.9% (Cost $690,087)			$698,246
Financial Derivative Instruments (o)(q) 0.7% (Cost or Premiums, net $11,341)			3,831
Preferred Shares (9.7)%			(55,525)
Other Assets and Liabilities, net (12.9)%			(73,623)

Net Assets Applicable to Common Shareholders 100.0%			$572,929

Notes to Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

∎	All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Coupon represents a yield to maturity.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Ardonagh Group Ltd.	04/02/2015 - 07/20/2017	$1,020	$1,227	0.21%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	370	57	0.01

		$1,390	$1,284	0.22%

Borrowings and Other Financing Transactions

(m)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	1.750%	10/31/2018	11/01/2018	$2,213	U.S. Treasury Notes 2.375% due 04/15/2021	$(2,260)	$2,213	$2,213
SAL	2.280	10/31/2018	11/01/2018	2,400	U.S. Treasury Notes 2.125% due 02/29/2024	(2,455)	2,400	2,400

Total Repurchase Agreements						$(4,715)	$4,613	$4,613

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BRC	0.250%	07/26/2018	(TBD	) (3)	$(203)	$(202)
	2.100	09/27/2018	(TBD	) (3)	(384)	(385)
FOB	2.450	10/23/2018	11/06/2018		(7,458)	(7,463)
NOM	2.950	10/17/2018	11/19/2018		(9,942)	(9,954)
RDR	2.540	09/19/2018	12/19/2018		(4,260)	(4,273)
RTA	3.044	09/07/2018	03/07/2019		(3,246)	(3,261)
	3.061	09/14/2018	03/14/2019		(7,000)	(7,029)
SOG	2.890	09/07/2018	12/07/2018		(3,614)	(3,630)
	2.890	09/12/2018	12/12/2018		(5,049)	(5,069)
UBS	2.530	09/13/2018	12/13/2018		(323)	(324)
	2.540	08/31/2018	12/03/2018		(1,505)	(1,512)
	2.550	08/28/2018	11/28/2018		(2,950)	(2,964)
	2.760	08/31/2018	12/03/2018		(2,222)	(2,233)
	2.770	08/28/2018	11/28/2018		(4,149)	(4,170)
	2.770	09/05/2018	12/05/2018		(3,540)	(3,555)
	2.780	09/13/2018	12/13/2018		(193)	(194)
	2.790	08/07/2018	11/07/2018		(14,765)	(14,863)
	2.820	09/05/2018	12/05/2018		(762)	(765)
	2.850	10/01/2018	01/02/2019		(6,318)	(6,333)

Total Reverse Repurchase Agreements						$(78,179)

(n)	Securities with an aggregate market value of $84,379 have been pledged as collateral under the terms of master agreements as of October 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended October 31, 2018 was $(83,122) at a weighted average interest rate of 2.727%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(o)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2018 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	10.700%		$5,500	$(177)	$(238)	$(415)	$0	$(8)
Novo Banco S.A.	5.000	Quarterly	12/20/2021	0.000	EUR	100	(23)	12	(11)	0	(2)

							$(200)	$(226)	$(426)	$0	$(10)

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	Semi-Annual	12/16/2020		$59,300	$1,546	$(2,594)	$(1,048)	$0	$(42)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2021		36,800	1,248	(2,099)	(851)	0	(35)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		62,000	747	(2,531)	(1,784)	0	(98)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		10,500	385	82	467	18	0
Pay(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		139,300	(1,293)	(1,368)	(2,661)	0	(268)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,663	(6,012)	(1,349)	0	(195)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,900	325	(2,633)	(2,308)	0	(146)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		169,400	(5,526)	12,526	7,000	0	(1,209)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		226,900	9,562	25,448	35,010	1,585	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		31,000	153	1,821	1,974	238	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	145	333	0	(14)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028	EUR	2,000	(34)	(24)	(58)	1	0
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		13,000	53	7	60	10	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	21,100	340	15	355	153	0

							$12,357	$22,783	$35,140	$2,005	$(2,007)

Total Swap Agreements							$12,157	$22,557	$34,714	$2,005	$(2,017)

(p)

Securities with an aggregate market value of $1,482 and cash of $9,571 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.

(q)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	11/2018	ARS	5,150		$140	$0	$(4)
	11/2018	EUR	182		207	1	0
	11/2018	GBP	2,581		3,356	57	0
	11/2018		$139	ARS	5,150	4	0
	01/2019	ARS	5,150		$127	0	(4)
BPS	11/2018		7,165		195	0	(4)
	11/2018	EUR	41,133		48,549	1,960	0
	11/2018		$224	ARS	9,109	27	0
	11/2018		5,729	MXN	110,761	0	(285)
	12/2018	PEN	2,303		$692	10	0
	01/2019		$41	ARS	1,650	0	0
BRC	11/2018		412		16,237	34	0
CBK	11/2018	ARS	7,708		$181	0	(33)
	11/2018	GBP	2,164		2,790	24	0
	11/2018		$237	ARS	9,358	24	0
	11/2018		1,063	GBP	833	2	0
	01/2019		297	ARS	12,143	11	0
DUB	12/2018		67		2,857	8	0
FBF	01/2019		858	RUB	58,081	15	0
GLM	11/2018		968	EUR	851	0	(4)
HUS	12/2018		17	ARS	726	2	0
JPM	11/2018	GBP	52,629		$69,427	2,157	0
	01/2019		$53	ARS	2,035	0	(2)
MSB	11/2018	ARS	7,743		$181	0	(34)
	11/2018		$210	ARS	7,743	6	0
NGF	11/2018		43		1,680	3	0
	12/2018		246		10,000	18	(2)
SCX	11/2018		46,821	EUR	41,133	0	(232)
	12/2018	EUR	41,133		$46,939	233	0
SOG	11/2018		$73,676	GBP	57,374	0	(340)
	12/2018	GBP	57,374		$73,779	341	0

UAG	11/2018		$5,271	RUB	338,263	0	(144)

Total Forward Foreign Currency Contracts						$4,937	$(1,088)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2018 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.025%	$2,400	$(247)	$249	$2	$0
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.025	5,300	(543)	548	5	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.366	10	(1)	1	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.861	100	(16)	13	0	(3)
HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.366	40	(5)	5	0	0

							$(812)	$816	$7	$(3)

Total Return Swaps on Interest Rate Indices

										Swap Agreements, at Value
Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	06/20/2019	$400	$(2)	$(2)	$0	$(4)
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2018	400	(2)	(4)	0	(6)

								$(4)	$(6)	$0	$(10)

Total Swap Agreements								$(816)	$810	$7	$(13)

(r)

Securities with an aggregate market value of $288 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$25,539	$901	$26,440
Corporate Bonds & Notes
Banking & Finance	0	148,975	0	148,975
Industrials	0	111,107	281	111,388
Utilities	0	25,303	0	25,303
Convertible Bonds & Notes
Industrials	0	4,459	0	4,459
Municipal Bonds & Notes
California	0	4,858	0	4,858
Illinois	0	14,204	0	14,204
Virginia	0	753	0	753
West Virginia	0	8,227	0	8,227
U.S. Government Agencies	0	25,838	4,892	30,730
Non-Agency Mortgage-Backed Securities	0	134,621	0	134,621
Asset-Backed Securities	0	110,286	13,673	123,959
Sovereign Issues	0	23,832	0	23,832
Common Stocks
Consumer Discretionary	4,008	0	0	4,008
Energy	57	0	0	57
Financials	0	0	1,227	1,227
Warrants
Industrials	0	0	66	66
Preferred Securities
Industrials	0	0	12,015	12,015
Real Estate Investment Trusts
Real Estate	8,987	0	0	8,987
Short-Term Instruments
Repurchase Agreements	0	4,613	0	4,613
Short-Term Notes	0	5,397	0	5,397
Argentina Treasury Bills	0	1,011	0	1,011
U.S. Treasury Bills	0	3,116	0	3,116

Total Investments	$13,052	$652,139	$33,055	$698,246

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,005	0	2,005
Over the counter	0	4,944	0	4,944
	$0	$6,949	$0	$6,949

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,017)	0	(2,017)
Over the counter	0	(1,101)	0	(1,101)

	$0	$(3,118)	$0	$(3,118)

Total Financial Derivative Instruments	$0	$3,831	$0	$3,831

Totals	$13,052	$655,970	$33,055	$702,077

There were no significant transfers among Levels 1 and 2 during the period ended October 31, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2018:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$610	$20	$(103)	$0	$4	$(12)	$382	$0	$901	$(8)
Corporate Bonds & Notes
Industrials	745	0	(1)	1	0	(12)	0	(452)	281	(10)
U.S. Government Agencies	4,908	0	(18)	27	7	(32)	0	0	4,892	(32)
Asset-Backed Securities	11,202	6,904	0	22	0	(1,027)	0	(3,428)	13,673	(913)
Common Stocks
Financials	1,200	0	0	0	0	27	0	0	1,227	27
Warrants
Industrials	194	0	0	0	0	(128)	0	0	66	(128)
Preferred Securities
Industrials	14,456	204	0	0	0	(2,645)	0	0	12,015	(2,645)

Totals	$33,315	$7,128	$(122)	$50	$11	$(3,829)	$382	$(3,880)	$33,055	$(3,709)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$196	Proxy Pricing	Base Price	98.129
	705	Third Party Vendor	Broker Quote	40.000 - 100.750
Corporate Bonds & Notes
Industrials	281	Reference Instrument	Yield	10.890
U.S. Government Agencies	4,892	Proxy Pricing	Base Price	60.160
Asset-Backed Securities	13,673	Proxy Pricing	Base Price	5,920.591 - 129,100.000
Common Stocks
Financials	1,227	Other Valuation Techniques (2)		—
Warrants
Industrials	66	Other Valuation Techniques (2)		—
Preferred Securities
Industrials	12,015	Fundamental valuation	Company Assets	$438,000,000.000

Total	$33,055

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of October 31, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RTA	Bank of New York Mellon Corp.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.	UBS	UBS Securities LLC
FOB	Credit Suisse Securities (USA) LLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	BP0003M	3 Month GBP-LIBOR	US0003M	3 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

Item 2. Controls and Procedures

(a)

The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Strategy Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 21, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 21, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 21, 2018